Filed pursuant to Rule 497(a)

Registration No. 333-225373

Rule 482ad

Owl Rock Capital Corporation

$400,000,000

5.250% Notes due 2024

PRICING TERM SHEET

April 5, 2019

The following sets forth the final terms of the 5.250% Notes due 2024 and should only be read together with the preliminary prospectus dated April 2, 2019, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Owl Rock Capital Corporation

Debt Ticker:	OWLRCK

Security:	5.250% Notes due 2024

Ratings (Moody’s/S&P/Fitch)*:	Baa3 / BBB- / BBB- (Stable / Stable / Stable)

Trade Date:	April 5, 2019

Settlement Date**:	April 10, 2019 (T+3)

Aggregate Principal Amount Offered:	$400,000,000

Maturity Date:	April 15, 2024, unless earlier repurchased or redeemed

Benchmark Treasury:	2.125% due March 31, 2024

Benchmark Treasury Price and Yield:	99-33⁄4 / 2.314%

Spread to Benchmark Treasury:	+312.5 basis points

Yield to Maturity:	5.439%

Price to Public (Issue Price):	The Notes will be issued at a price of 99.179% of their principal amount, plus accrued interest, if any, from April 10, 2019

Coupon (Interest Rate):	5.250%

Interest Payment Dates:	April 15 and October 15, commencing October 15, 2019

Make-Whole Redemption:

Equal to the greater of the following amounts:

●   100% of the principal amount of the Notes to be redeemed, or

●   the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points; provided, however, that if Owl Rock Capital Corporation redeems any Notes on or after March 15, 2024 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Use of Proceeds	Pay down a portion of existing indebtedness

CUSIP:	69121K AA2

ISIN:	US69121KAA25

Joint Book-Running Managers:

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Credit Suisse Securities (USA) LLC

Goldman Sachs & Co. LLC

RBC Capital Markets, LLC

SG Americas Securities, LLC

SunTrust Robinson Humphrey, Inc.

Deutsche Bank Securities Inc.

ING Financial Markets LLC

Wells Fargo Securities, LLC

Co-Managers:	Janney Montgomery Scott LLC JMP Securities LLC Keefe, Bruyette & Woods, Inc. Ladenburg Thalmann & Co. Inc. Morgan Stanley & Co. LLC MUFG Securities Americas Inc.
Raymond James & Associates, Inc.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Owl Rock Capital Corporation expects that delivery of the Notes will be made to investors on or about April 10, 2019. Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing will be required, by virtue of the fact that the Notes initially will settle T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing should consult their own advisor.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Owl Rock Capital Corporation before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Owl Rock Capital Corporation and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Owl Rock Capital Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

The issuer has filed a registration statement including a preliminary prospectus with the SEC for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus if you request it from Merrill Lynch, Pierce, Fenner & Smith Incorporated, tel. no.: 1-800-294-1322, or email: dg.prospectus_requests@baml.com; Credit Suisse Securities (USA) LLC, tel. no.: 1-800-221-1037, or e-mail: usa.prospectus@credit-suisse.com; Goldman Sachs & Co. LLC, tel. no.: 1-866-471-2526, or email: Prospectus-ny@ny.email.gs.com; RBC Capital Markets, LLC, tel. no.: 1- 866-375-6829; SG Americas Securities, LLC, tel. no.: 1-855-881-2108; or SunTrust Robinson Humphrey, Inc., tel. no.: 1-800-685-4786.